Exhibit 99.1

Leaf Group Announces Conclusion of Strategic Review

After comprehensive review of alternatives, current strategy is best path to shareholder value

Strong growth trends have continued in May

Announces departure of CFO and appointment of Interim CFO

SANTA MONICA, Calif., May 20, 2020 (GLOBE NEWSWIRE) – Leaf Group Ltd. (NYSE: LEAF), a diversified consumer internet company, today announced that its Board of Directors has concluded its previously announced review of strategic alternatives to maximize shareholder value. The Board of Directors assessed an exhaustive range of alternatives over the course of the last year, during which time the Company’s business and operating environment have also improved. As a result of the comprehensive review, the Board of Directors unanimously determined that the Company’s current business strategy as an independent company is the best path forward to create the greatest value for Leaf Group’s shareholders.

Sean Moriarty, Chief Executive Officer of Leaf Group said, “Over the past several years, we have been focused on executing a successful turnaround of the Company. As part of that effort, we have made significant changes across the organization, streamlining our business, strengthening our team, optimizing our operations and driving much-improved financial performance. Our brands have not only proven themselves to be quite resilient in these uncertain times, but our consistent focus on the home, art & design, and fitness & wellness sectors well positions us to address the needs of our consumers as the pandemic accelerates digital growth.”

The strategic review was conducted by a Special Committee of the Board of Directors consisting of independent directors, with the support of outside financial and legal advisors. Over the course of the comprehensive review, the Special Committee of the Board of Directors and its advisors considered a full range of alternatives to maximize shareholder value, including a sale of the Company, divestitures of certain assets and various financing alternatives. Leaf Group and its advisors contacted over 160 potential acquirers regarding a possible sale of the Company or certain assets, and entered into non-disclosure agreements with 45 of those parties to facilitate discussions. Additionally, Leaf Group and its advisors contacted over 48 companies to discuss financing options.

The Company engaged in negotiations with parties concerning potential asset sales; however, this process did not yield any transaction offers that the Board of Directors and its advisors determined would provide more value to Leaf Group’s shareholders than the value that can be created by the Company’s continued ownership and operation of those assets. While multiple parties expressed interest in potential transactions related to certain of the Company’s assets, no party submitted an offer to acquire the entire company.

“We have come away from this process more confident than ever that Leaf Group’s significant organic growth potential — as demonstrated by our recent strong performance — can deliver substantially more value to our shareholders than any other alternative currently available to the Company,” said James Quandt, Chair of Leaf Group’s Board of Directors and a member of the Special Committee. “Our comprehensive review helped reaffirm that the best path forward for all of Leaf Group’s stakeholders is for us to remain focused on executing on our strategy — with a continued emphasis on building digital first brands in high-passion categories.”

Early Trends Positive for Second Quarter

The positive trends for the second quarter of 2020, which the Company previewed in its Q1 2020 shareholder letter, are continuing with particularly strong performance by Society6, the Company’s biggest operating unit. While the Company has not typically provided guidance and will not generally be providing guidance, given the unique circumstances of the pandemic, the Company announced that the April business trends identified in its Q1 2020 shareholder letter have continued through the date of this release.

Leaf Group will report actual financial results for the second quarter 2020 on its regular earnings schedule.

Departure of Chief Financial Officer and Appointment of Interim Chief Financial Officer

Additionally, Leaf Group today announced that Chief Financial Officer Jantoon Reigersman stepped down to pursue other opportunities, effective May 19, 2020. Brian Gephart, Chief Accounting Officer, has been appointed interim CFO and will serve in that role until a permanent successor for Mr. Reigersman has been named. Mr. Gephart joined Leaf Group in 2019 following positions at JH Capital Group and PricewaterhouseCoopers, and has extensive expertise in capital markets, technical accounting and financial reporting.

“On behalf of the Board of Directors and the management team, I want to thank Jantoon for his leadership and the great contributions he has made to Leaf Group over the years,” said Mr. Moriarty. “We wish him the best in his future endeavors.”

About Leaf Group

Leaf Group Ltd. (NYSE: LEAF) is a diversified consumer internet company that builds enduring, digital-first brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness (Well+Good, Livestrong.com and MyPlate App), and art and design (Saatchi Art, Society6 and Hunker). For more information about Leaf Group, visit www.leafgroup.com.

Cautionary Information Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements set forth in this press release include, among other things, statements regarding potential synergies achieved from acquisitions, the impact of strategic operational changes and the Company’s future financial performance. In addition, statements containing words such as “guidance,” “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” and “estimate” or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the Company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting Leaf Group’s operations, markets, products and services; and are based on current expectations, estimates and projections about the Company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the Company’s operating and financial results are described in Leaf Group’s annual report on Form 10-K for the fiscal year ending December 31, 2019 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 16, 2020, as such risks and uncertainties may be updated from time to time in Leaf Group’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: risks associated with political and economic instability domestically and internationally including those resulting from the COVID-19 pandemic, which have and could lead to fluctuations in the availability of credit, decreased business and consumer confidence and increased unemployment; the Company’s ability to execute its business plan to return to compliance with the continued listing criteria of the New York Stock Exchange (“NYSE”); the Company’s ability to continue to comply with applicable listing standards within the available cure period; changes by the Small Business Administration or other governmental authorities regarding the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”), the Paycheck Protection Program (“PPP”) or related administrative matters; the Company’s ability to comply with the terms of the PPP loan and the CARES Act, including to use the proceeds of the PPP loan; the Company’s ability to successfully drive and increase traffic to its marketplaces and media properties; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google, Bing and Yahoo!; the Company’s ability to attract new and repeat customers and artists to its marketplaces and successfully grow its marketplace businesses; the potential impact on advertising-based revenue from lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software, particularly on mobile devices and/or ongoing changes in ad unit formats; the Company’s dependence on various agreements with a specific business partner for a significant portion of its advertising revenue; the effects of shifting consumption of media content and online shopping from desktop to mobile devices and/or social media platforms; the Company’s history of incurring net operating losses; the Company’s ability to obtain capital when desired on favorable terms; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; the Company’s ability to effectively integrate, manage, operate and grow acquired businesses; the Company’s ability to retain key personnel; the Company’s ability to prevent any actual or perceived security breaches; the Company’s ability to expand its business internationally; the review of strategic alternatives; the Company’s ability to generate long-term value for its stockholders; and any future actions that may be taken by activist stockholders. From time to time, the Company may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. Any forward-looking statement made by the Company in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to revise or update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law, and may not provide this type of information in the future.

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Investor Contacts

Shawn Milne

Investor Relations

415-264-3419

shawn.milne@leafgroup.com

Media Contacts

John Christiansen/Matt Reid

Sard Verbinnen & Co

415-618-8750/310-201-2040

LeafGroup-SVC@sardverb.com

Sharna Daduk

VP, Communications

Sharna.daduk@leafgroup.com